UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2023

FULCRUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38978	47-4839948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

To the extent applicable to this Item, the disclosure set forth in Item 8.01 is incorporated by reference herein.

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2023, Bryan Stuart and Fulcrum Therapeutics, Inc., or Fulcrum, mutually agreed that he would transition from his role as president, chief executive officer and as Class II director, and in connection therewith, Fulcrum and Bryan Stuart entered into a severance agreement dated January 2, 2023. The severance agreement memorializes Mr. Stuart’s transition effective as of January 2, 2023 and provides for payment of the severance benefits as contemplated by his previously filed employment agreement dated March 31, 2021, as well as for payment of his 2022 bonus in the amount of $220,000, and an extended exercise period (18-months) for his vested and unexercised options following the January 2, 2023 separation from service.

On January 3, 2023, the board of directors of Fulcrum, or the Board, appointed Robert J. Gould, former chief executive officer and president and current Class III director, as interim president and chief executive officer and as Fulcrum’s principal executive officer, effective January 3, 2023.

Robert J. Gould, Ph.D., age 68, has served as a member of the Board since July 2016, served as Fulcrum’s president and chief executive officer from July 2016 to March 2021, and was appointed interim president and chief executive officer in January 2023. Dr. Gould has served as an operating partner of Khosla Ventures since September 2021. Dr. Gould previously served as president and chief executive officer of Epizyme, Inc., or Epizyme, a biopharmaceutical company, from March 2010 to September 2015. Prior to joining Epizyme, he served as director of novel therapeutics at the Broad Institute of Massachusetts Institute of Technology, or MIT, and Harvard, a research institute, from December 2006 to March 2010. Dr. Gould spent 23 years at Merck, a healthcare company, where he held a variety of leadership positions, culminating in the role of vice president, licensing and external research. Dr. Gould currently is on the board of directors of Hemoshear Therapeutics, Inc., a biotechnology company, Turnstone Biologics Corp, a biotechnology company, and Faeth Therapeutics, Inc., a biotechnology company. Dr. Gould served as a member of the board of directors of Epizyme from March 2010 to March 2016. Dr. Gould received a B.A. from Spring Arbor University and a Ph.D. from the University of Iowa and completed postdoctoral studies at the Johns Hopkins University.

In connection with his appointment as interim chief executive officer and president, Fulcrum and Dr. Gould entered into a letter agreement effective January 3, 2023 providing for annual salary of $600,000, paid $50,000 monthly.

Fulcrum intends to file a copy of Mr. Stuart’s severance agreement and a copy of Dr. Gould’s letter agreement as exhibits to its Annual Report on Form 10-K for the year ended December 31, 2022.

Item 8.01	Other Events.

On January 4, 2023, Fulcrum Therapeutics, Inc., or Fulcrum, issued a press release providing a business update and 2023 outlook, which will be discussed as part of Fulcrum’s presentation at the 41st Annual J.P. Morgan Healthcare Conference on January 11, 2023. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

On January 4, 2023, Fulcrum published an updated corporate presentation on its Website that includes an updated pipeline chart and updated clinical data from its ongoing Phase 1b clinical trial of FTX-6058 for the treatment of sickle cell disease. Fulcrum is filing as Exhibit 99.2 to this current report on Form 8-K a copy of the slides from such presentation, which updated information is incorporated by reference herein.

Forward-Looking Statements

This current report on Form 8-K and the materials filed herewith contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this current report on Form 8-K and the materials filed herewith are forward-looking statements, including express or implied statements regarding enrollment in Fulcrum’s ongoing clinical trials and timing of completion; potential therapeutic benefit of FTX-6058 and losmapimod; planned data announcements; and Fulcrum’s cash runway, among others. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Fulcrum’s ability to continue to advance its product candidates in clinical trials; initiate and enroll clinical trials on the timeline expected or at all; obtain and maintain necessary approvals from the FDA and other regulatory authorities; replicate in clinical trials positive results found in preclinical studies and/or earlier-stage clinical trials of losmapimod, FTX-6058 and any other product candidates; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; realize the anticipated benefits of the strategic realignment; manage executive and employee turnover; and raise the substantial additional capital needed to achieve its business objectives, among others. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Fulcrum’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties, and other important factors, in Fulcrum’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this current report on Form 8-K and the materials filed herewith represent Fulcrum’s views as of the date hereof and should not be relied upon as representing Fulcrum’s views as of any date subsequent to the date hereof. Fulcrum anticipates that subsequent events and developments will cause Fulcrum’s views to change. However, while Fulcrum may elect to update these forward-looking statements at some point in the future, Fulcrum specifically disclaims any obligation to do so.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit is furnished herewith:

99.1	Press Release dated January 4, 2023

99.2	Slide from Corporate Presentation dated January 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date: January 4, 2023	By:	/s/ Curtis Oltmans
	Name:	Curtis Oltmans
	Title:	Chief Legal Officer